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Filed pursuant to Rule 497(e)
Registration Nos. 333-172080;
811-22525
MANAGED PORTFOLIO SERIES
Olstein All Cap Value Fund
Adviser Class (OFAFX)
Class A (OFAVX)
Class C (OFALX)
Olstein Strategic Opportunities Fund
Adviser Class (OFSFX)
Class A (OFSAX)
Class C (OFSCX)
(each, an “Olstein Fund” and, together, the “Olstein Funds”)
Supplement dated March 10, 2026, to each Olstein Fund’s Summary
Prospectus, Prospectus and Statement of Additional Information,
each dated October 28, 2025, as supplemented

Based upon the recommendation of Olstein Capital Management, L.P. (“Olstein”), the investment adviser to the Olstein Funds, the Board of Trustees of Managed Portfolio Series (the “Trust”)
considered and approved Agreements and Plans of Reorganization (each, a “Plan of Reorganization”)
providing for the proposed reorganizations (each, a “Reorganization” and, together, the
“Reorganizations”) of (1) the Olstein All Cap Value Fund with and into the Easterly Snow All Cap
Value Fund (the “Easterly All Cap Fund”), a newly-formed mutual fund within James Alpha Funds
Trust d/b/a Easterly Funds Trust (the “Easterly Trust”); and (2) the Olstein Strategic Opportunities
Fund with and into the Easterly Snow Small Cap Value Fund (the “Easterly Small Cap Fund”), an
existing mutual fund within the Easterly Trust.
Each Reorganization is subject to approval by shareholders of that particular Olstein Fund. If shareholders of both Olstein Funds approve the Reorganization for their fund, then shares of each
Olstein Fund would be exchanged for shares of the respective Easterly Fund of the same or a comparable class equal in value to the shares of the Olstein Fund held immediately prior to the
Reorganization.
Easterly Investment Partners LLC serves as the investment adviser to the Easterly Funds. Each
Easterly Fund has the same investment objective as the primary investment objective of the corresponding Olstein Fund. The Olstein Funds and the Easterly Funds invest primarily in common
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stocks of companies believed to be undervalued, although the Easterly Small Cap Fund invests in small-cap companies while the Olstein Strategic Opportunities Fund invests primarily in small- and mid-sized companies.
The investment advisory fee rate payable by each Easterly Fund is lower than the investment advisory fee rate payable by each Olstein Fund. The total annual fund operating expenses of each Easterly Fund is expected to be lower than the total annual fund operating expenses of the respective Olstein Fund, under the terms of expense limitation agreements between Easterly and the Easterly Trust. The expense limitation agreements will be in place through at least December 31, 2027, and then renew for additional one-year periods unless terminated by Easterly or the Board of the Easterly Trust. If the
expense limitation agreements were terminated, which is not anticipated, expenses would be higher.
The special meetings of shareholders are expected to be held on or around June 26, 2026, and if both
Reorganizations are approved, they are currently anticipated to occur promptly following shareholder approval. A notice of special meeting of shareholders and a combined proxy statement/prospectus
(“Proxy Statement”) for each Reorganization, seeking Olstein Fund shareholder approval of the Plan of Reorganization, will be sent in the near future to shareholders of each Olstein Fund. Each Proxy
Statement will contain important information about the Reorganization and the respective Easterly
Fund, including information about its investment strategies, risks, fees, and expenses.
The Reorganizations will not affect the value of your account’s investment in the respective Olstein
Fund at the time of the Reorganization. The Reorganizations are expected to be treated as tax-free reorganizations for federal income tax purposes.
Fund shareholders may continue to purchase and sell shares of the Olstein Funds until the last business day before the closing of the Reorganization, subject to the limitations described in the Prospectus.
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Please retain this supplement for your reference